UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

Corner Growth Acquisition Corp. 2

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION

Corner Growth Acquisition Corp. 2

A Cayman Islands Exempted Company

251 Lytton Avenue, Suite 200

Palo Alto, California 94301

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held at [•] p.m. Eastern Time on [•] 2024

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of Corner Growth Acquisition Corp. 2 (“Corner Growth 2,” “CGAC2,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held in person and virtually at [•] p.m. Eastern Time on [•], 2024, at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York 10036, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. If you plan on attending in person please email meetingcgac@duanemorris.com at least one day prior to the Extraordinary General Meeting. The accompanying proxy statement (the “Proxy Statement”) is dated [•], 2024 and is first being mailed to shareholders of the Company on or about that date. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 1037346#

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay): https://www.cstproxy.com/cgac2/2024

While Shareholders may attend the Extraordinary General Meeting in person at the meeting location, we strongly encourage the Shareholders to attend the meeting virtually or by telephone.

The sole purpose of the Extraordinary General Meeting is to:

•	consider and vote on a proposal to approve by special resolution (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated memorandum and articles of association, as amended (the “Articles”), as provided by the resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”), to amend the Articles to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from March 21, 2024 (the “Original Termination Date”) to December 31, 2024 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Amended Termination Date”);

•	consider and vote on a proposal to approve by special resolution, pursuant to the terms of the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to amend the Articles to eliminate from the Articles the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•	consider and vote on a proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal.

The Extension Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension is to allow us more time to complete an initial business combination. You are not being asked to vote on a business combination at this time.

The Company is listed on The Nasdaq Capital Market (“Nasdaq”). Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be June 21, 2024 (the “Nasdaq Deadline”). The Articles provide that we have until March 21, 2024 to complete an initial business combination. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination. If the Extension Proposal is approved, the Company would have an additional nine months and ten days after the Original Termination Date to consummate a business combination, which is a total of up to forty-two (42) months and ten days (the “Extension Date”) to complete a business combination after the IPO, unless the Board otherwise sets an earlier Amended Termination Date. The Extension to the Extension Date would extend the Company’s life beyond the Nasdaq Deadline. As a result, the contemplated Extension does not comply with Nasdaq rules. We may be subject to suspension or delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension is implemented. For more information see “Risk Factors – The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

1

In connection with the Extension Proposal and the Redemption Limitation Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding Public Shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal and the Redemption Limitation Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal, the Redemption Limitation Amendment Proposal or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extended Date is approved and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.

We are not asking you to vote on any proposed business combination at this time. If the Extension Proposal and the Redemption Limitation Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal and the Redemption Limitation Amendment Proposal.

Based upon the amount in the Trust Account as of [•], 2024, which was approximately $[•] we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on [•], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal unless the Redemption Limitation Amendment Proposal is approved.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•] 2024, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, LLC OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended, because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer, however, we may be subject to suspension or delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension is implemented, and accordingly, could not rely on the Exchange Rule. For more information see “Risk Factors – The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.” In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or CGA Sponsor, LLC, a Delaware limited liability company (our “Sponsor”), may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

2

If the Extension Proposal is not approved and we do not consummate a business combination by March 21, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “public shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B Ordinary Shares (the “founder shares” and, together with the Public Shares, the “shares” or “ordinary shares”), including our Sponsor, and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

The approval of each of the Extension Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on [•], 2024 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof.

After careful consideration of all relevant factors, our Board has determined that each of the Extension Proposal and the Redemption Limitation Amendment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposal.

No other business other than, if necessary, the Adjournment Proposal, is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

By Order of the Board of Directors of
Corner Growth Acquisition Corp. 2

Marvin Tien
Chief Executive Officer

[•], 2024

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. To be counted, all proxy cards must be returned to the Company at 251 Lytton Avenue, Suite 200, Palo Alto, California 94301 so as to be received before the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at [•] p.m. Eastern Time on [•], 2024: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at [•].

3

PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION

CORNER GROWTH ACQUISITION CORP. 2

A Cayman Islands Exempted Company

251 Lytton Avenue, Suite 200

Palo Alto, California 94301

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held at [•] p.m. Eastern Time, on [•], 2024

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Corner Growth Acquisition Corp. 2 (“Corner Growth 2,” the “Company,” “we,” “CGAC2,” “us” or “our”), a Cayman Islands exempted company, will be held in person and virtually at [•] p.m. Eastern Time on [•], 2024, at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York 10036, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. If you plan on attending in person please email meetingcgac@duanemorris.com at least one day prior to the Extraordinary General Meeting. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 1037346#

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay): https://www.cstproxy.com/cgac2/2024

While Shareholders may attend the Extraordinary General Meeting in person at the meeting location, we strongly encourage the Shareholders to attend the meeting virtually or by telephone.

The sole purpose of the Extraordinary General Meeting is to:

•	consider and vote on a proposal to approve by special resolution (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated memorandum and articles of association, as amended (the “Articles”), as provided by the resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”), to amend the Articles to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from March 21, 2024 (the “Original Termination Date”) to December 31, 2024 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Amended Termination Date”);

●	consider and vote on a proposal to approve by special resolution, pursuant to the terms of the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to amend the Articles to eliminate from the Articles the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•	consider and vote on a proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

4

The purpose of the Extension is to allow us more time to complete an initial business combination. You are not being asked to vote on a business combination at this time.

The Company is listed on The Nasdaq Capital Market (“Nasdaq”). Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be June 21, 2024 (the “Nasdaq Deadline”). The Articles provide that we have until March 21, 2024 to complete an initial business combination. The Company has determined that there will not be sufficient time before March 21, 2024 to consummate a business combination. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination. If the Extension Proposal is approved, the Company would have an additional nine months and ten days after the Original Termination Date to consummate a business combination, which is a total of up to forty-two (42) months and ten days (the “Extension Date”) to complete a business combination after the IPO, unless the Board otherwise sets an earlier Amended Termination Date. The Extension to the Extension Date would extend the Company’s life beyond the Nasdaq Deadline. As a result, the contemplated Extension does not comply with Nasdaq rules. We may be subject to suspension or delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension is implemented. For more information see “Risk Factors – The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

In connection with the Extension Proposal and the Redemption Limitation Amendment Proposal public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding Public Shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal and the Redemption Limitation Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal and the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extended Date is approved and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.

We are not asking you to vote on any proposed business combination at this time. If the Extension Proposal and the Redemption Limitation Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the Business Combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the Business Combination by the Extended Date. If the Extension Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal and the Redemption Limitation Amendment Proposal.

Based upon the amount in the Trust Account as of [•], 2024, which was approximately $[•] we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on [•], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal unless the Redemption Limitation Amendment Proposal is approved.

The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•] 2024, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, LLC OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

5

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended, because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer, however, we may be subject to suspension or delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension is implemented, and accordingly, could not rely on the Exchange Rule. For more information see “Risk Factors – The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.” In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or CGA Sponsor, LLC, a Delaware limited liability company (our “Sponsor”), may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Extension Proposal is not approved and we do not consummate a business combination by March 21, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “public shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B Ordinary Shares (the “founder shares” and, together with the Public Shares, the “shares” or “ordinary shares”), including our Sponsor, and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Redemption Limitation Amendment Proposal.

The approval of each of the Extension Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on [•], 2024 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $10,000. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated [•], 2024 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.

Q. Why am I receiving this Proxy Statement?

A.
We are a blank check company incorporated on February 10, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On June 21, 2021, we consummated our IPO from which we derived gross proceeds of $185,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, March 21, 2024).

Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable, in order that our shareholders are given the chance to participate in an investment opportunity, and to make the other changes set forth in this Proxy Statement.

Q. What is being voted on?	A. You are being asked to vote on:

•	Proposal No. 1 – The Extension Proposal – to approve, by special resolution, the amendment of the Articles as provided by the resolution in the form set forth in Annex A to this Proxy Statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), from March 21, 2024 (the “Original Termination Date”, which is forty-two (42) months and ten days from the closing date of our IPO) to December 31, 2024 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as determined by our board in its sole discretion (the “Amended Termination Date”);

•	Proposal No. 2 - The Redemption Limitation Amendment Proposal - to approve, by special resolution, the amendment of the Articles as provided by the second resolution in the form set forth in Annex A to this Proxy Statement to eliminate from the Articles the limitation that the Company shall not redeem Public Shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed such Redemption Limitation; and

•	Proposal No. 3 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment and the Redemption Limitation Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment.

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Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. We will, on or about the __-month anniversary of the effective date of the registration statement relating to the IPO, instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

If the Extension Proposal is not approved and we do not consummate a business combination by March 21, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. Why is the Company proposing the Extension Proposal?

A.
Our Articles provide for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before March 21, 2024. As we explain below, we may not be able to complete an initial business combination by that date.

The purpose of the Extension is to allow us more time to complete an initial business combination. Our board currently believes that there is not sufficient time to complete a business combination before March 21, 2024 Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination to the Extended Date or the Amended Termination Date (as applicable), in order that our shareholders are given the chance to participate in an investment opportunity.

Accordingly, our Board is proposing the Extension Proposal to amend the Articles, pursuant to the resolutions set forth in Annex A, to extend the date by which the Company must consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable.

YOU ARE NOT BEING ASKED TO VOTE ON A PROPOSED BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION IS IMPLEMENTED AND YOU DO NOT MAKE AN ELECTION, YOU WILL RETAIN THE RIGHT TO VOTE ON A PROPOSED INITIAL BUSINESS COMBINATION WHEN AND IF ONE IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES AT A PER-SHARE PRICE, PAYABLE IN CASH, EQUAL TO THE PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

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Q Why should I vote “FOR” the Extension Proposal?

A.
Our Articles provide that if our shareholders approve an amendment of our Articles modifying the timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before March 21, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned net of taxes paid or payable, divided by the number of the then outstanding Public Shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination our Board believes current circumstances warrant providing those who believe the Company might execute a potential business combination that is an attractive investment opportunity with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Whether a holder of Public Shares votes in favor of or against the Extension Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned net of taxes paid or payable, divided by the number of then outstanding Public Shares. We will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, unless the Redemption Limitation Amendment Proposal is approved.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If the public shareholders do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any initial business combination we may propose. Assuming the Extension Proposal is approved, we will have until the Extended Date, or the Amended Termination Date, as applicable, to complete a business combination.

Our Board recommends that you vote in favor of the Extension Proposal.

Q: Why is the Company proposing the Redemption Limitation Amendment Proposal?

A.

The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer, however, we may be subject to suspension or delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension is implemented, and accordingly, could not rely on the Exchange Rule. For more information see “Risk Factors – The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

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Q: Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A.

As discussed above, our board believes the opportunity to consummate the Business Combination is in the best interests of the Company and its shareholders.

Whether a holder of Public Shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of her, his or its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Public Shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate the Business Combination.

If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved and the Articles are amended as set forth in the Extension Amendment, we will have until the Extended Date to consummate our initial business combination.

Q. Why should I vote “FOR” the Adjournment Proposal?

A.
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Redemption Limitation Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q. How do the Company insiders intend to vote their shares?	A.
Our Sponsor and independent directors own an aggregate of 150,000 founder shares and 4,475,000 non-redeemable Class A ordinary shares. Such shares in the aggregate represent approximately 70.6% of our issued and outstanding ordinary shares. We have been informed by our Sponsor and independent directors that they intend to vote in favor of the Extension Proposal. In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal.
Q. What vote is required to adopt the Extension Proposal?	A.
The approval of the Extension Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

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Q. What vote is required to approve the Adjournment Proposal?	The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q. What if I do not want to vote “FOR” the Extension Amendment?

A.
If you do not want the Extension Amendment to be approved, you must vote “AGAINST” such proposal. If the Extension Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of the Extension Proposal (i.e. it will be treated as neither a vote “for” nor “against” any matter and will not be counted when calculating the votes cast).

If the Extension Amendment is approved, the Adjournment Proposal will not be presented for a vote.

Q. What happens if the Extension Proposal is not approved?

A.
Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by March 21, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. If the Extension Proposal is approved, what happens next?

A.
We will continue our efforts to complete a business combination until the Extended Date. Upon approval of the Extension Proposal by the requisite number of votes, the Extension will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, Public Shares and warrants will remain publicly traded. However, the Extension to the Extended Date would extend the Company’s life beyond the Nasdaq Deadline. As a result, the contemplated Extension does not comply with Nasdaq rules. We may be subject to suspension or delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension is implemented. For more information see “Risk Factors – The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our independent directors as a result of their ownership of the founder shares. We will, on or about the __-month anniversary of the effective date of the registration statement relating to the IPO, instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

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If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, or the Amended Termination Date, as applicable, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal is not approved?

A.
If the Extension Proposal is not approved and we have not consummated a business combination by March 21, 2024, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will expire worthless.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal is approved?

A.
If the Extension Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date, or the Amended Termination Date, as applicable.

All other public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?	A.
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.

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Q. How do I change my vote?	A.
You may change your vote by sending a later-dated, signed proxy card to our Secretary at Corner Growth Acquisition Corp. 2, 251 Lytton Avenue, Suite 200, Palo Alto, California 94301, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.
Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?	A.
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment must be approved as a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a quorum requirement?

A.

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares are represented in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 3,242,608 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

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Q. Who can vote at the Extraordinary General Meeting?

A.

Only holders of record of our ordinary shares at the close of business on [•], 2024 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment or postponement thereof. On this record date, [•] ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements.

Q. Do I have appraisal or dissenters’ rights if I object to the Extension Proposal?	A. Our shareholders do not have appraisal or dissenters’ rights in connection with the Extension Proposal under Cayman Islands law.
Q. What do I need to do now?

A.

We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How are the funds in the Trust Account currently being held?

A.

With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules which were adopted in large part on January 24, 2024 (the “New SPAC Rules”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended.

The longer that the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we would be subject to additional regulatory burdens and expenses for which we have not allotted funds, and as a result we may be required to liquidate. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless. For so long as the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash until the earliest of the Company’s completion of an initial business combination, the Extended Date, or the Amended Termination Date, as applicable.

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Q. How do I vote?

A.

If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my ordinary shares?

A.

Each of our public shareholders who (i) holds Class A Ordinary Shares or (ii) holds Class A Ordinary Shares as part of Units and elects to separate such Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising its redemption rights with respect to the Class A Ordinary Shares may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his Class A Ordinary Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A Ordinary Shares and Public Warrants in order to exercise redemption rights with respect to the Class A Ordinary Shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004 Attn: Mark Zimkind Email: mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on [•], 2024, two business days before the Extraordinary General Meeting).

Q. What should I do if I receive more than one set of voting materials?

A.

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

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Q. Who is paying for this proxy solicitation?

A.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $10,000. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerages, please call (203) 658-9400
Email: TRON.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

•	our ability to complete our initial business combination;

•	our expectations around the performance of the prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	our potential ability to obtain additional financing to complete our initial business combination;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•	the trust account not being subject to claims of third parties; or

•	our financial performance.

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The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We have been notified by Nasdaq that we are not in compliance with certain standards which Nasdaq requires listed companies meet in order for their securities to continue to be listed and traded on their exchange. If we are unable to regain compliance with such continued listing requirements, Nasdaq may choose to delist our securities from their exchange or may subject us to additional restrictions, which may adversely affect the liquidity and trading price of our securities.

On February 22, 2024, the Company received a non-compliance notice from Nasdaq that, as of February 13, 2024, the Company is not in compliance Listing Rule 5550(a)(3) that requires the Company to maintain a minimum of 300 public holders of record (the “Shareholder Minimum”).

We are required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our securities include, among other things, having at least 300 shareholders, 500,000 publicly held shares and a market value of our listed publicly held securities of $1 million. We cannot assure you that any of our public shares, units or public warrants will be able to meet any of Nasdaq’s continued listing requirements. If our securities do not meet the Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

The Company has been given 45 calendar days to submit a plan to regain compliance with the Shareholder Minimum. If the Company’s plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from February 22, 2024 to evidence compliance.

The Company will present its plan to regain compliance with Nasdaq’s continued listing standards. While this process is on-going, the Company’s securities will continue to be listed for trade on Nasdaq.

If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination, (vi) our ability to complete an initial business combination with a target company contemplating a Nasdaq listing, including the Business Combination and (vii) a limited amount of news and analyst coverage.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our public shares, units and warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

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The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.

The Company is listed on The Nasdaq Capital Market. Nasdaq IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be June 21, 2024 (the “Nasdaq Deadline”). The Extension to the Extended Date contemplated by the Extension Amendment Proposal would extend the Company’s Current Outside Date beyond the Nasdaq Deadline. As a result, the Extension does not comply with Nasdaq rule IM-5101-2. There is a risk that trading in the Company’s securities may be suspended and the Company may be subject to delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension is implemented. We cannot assure you that Nasdaq will not delist the Company’s securities in the event the Extension Amendment Proposal is approved and the Extension is implemented and the Company does not complete one or more business combinations by the Nasdaq Deadline, that we will be able to obtain a hearing with Nasdaq’s Hearings Panel to appeal the delisting determination, or that our securities will not be suspended pending the Hearing Panel’s decision.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination, (vi) our ability to complete an initial business combination with a target company contemplating a Nasdaq listing, including the Business Combination and (vii) a limited amount of news and analyst coverage.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, common stock, and warrants are currently listed on Nasdaq, our units, common stock, and warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

There are no assurances that the extension will enable us to complete an initial business combination.

Approving the Extension Proposal involves a number of risks. Even if the Extension Proposal is approved and the extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, we expect to seek shareholder approval of a business combination. We are required to offer shareholders the opportunity to redeem shares of Class A Ordinary Shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve our initial business combination. The fact that we will have separate redemption periods in connection with the Extension Proposal and our Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of shares of Class A Ordinary Shares on the open market. The price of Class A Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Class A Ordinary Shares at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, we may determine in our discretion to instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that had not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not complete its initial business combination within 24 months after such date. We had not entered into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our initial public offering, and did not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an unregistered investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares following such a transaction.

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The funds in the Trust Account have, since our IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, as amended), we may determine in our discretion to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we may be deemed to be an unregistered investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, and instead hold all funds in the Trust Account as described above. Were we to liquidate, our warrants would expire worthless, and our shareholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may be deemed to be an investment company for purposes of the Investment Company Act (as defined below), in which case we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we were able to modify our activities so that we would not be deemed an investment company, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

On January 24, 2024, the SEC issued rules (the “New SPAC Rules”) for the regulation of special purpose acquisition companies like the Company, relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with business combination transactions; the potential liability of certain participants in business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). These rules apply to us, and, if they become effective before we complete a Business Combination, may increase the costs and the time needed to complete a Business Combination and may constrain the circumstances under which we can complete a Business Combination. In addition, we could become subject to additional laws and regulations in the future that could have a similar effect.

The longer that the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we would be subject to additional regulatory burdens and expenses for which we have not allotted funds, and as a result we may be required to liquidate. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless. For so long as the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

At [●], 2024, substantially all of the assets held in the Trust Account were held in money market funds, which were invested primarily in U.S. Treasury securities.

Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of a business combination. Such conditions or limitations could also potentially make the Company’s ordinary shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

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The managers and officers of the Sponsor are all U.S. persons and the voting power in the Sponsor is held by U.S. persons; however, non-U.S. persons made the majority of capital contributions to the Sponsor. As a result, the contemplated investments by the Sponsor and foreign persons controlling any private investment in public equity investors in connection with any business combination may result in investments in us by non-U.S. persons that could be considered by CFIUS to be “covered transactions” under CFIUS’ regulations. CFIUS or another U.S. governmental agency could choose to review any business combination, even if a filing with CFIUS is not required. If we do not make a filing in connection with a business combination, there can be no assurances that CFIUS or another U.S. governmental agency will not choose to review any business combination. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, and could limit the pool of potential targets with which the Company can complete an initial business combination, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews any business combination or one or more proposed or existing investment by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing the Company’s ordinary shares, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things) or CFIUS could order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review any business combination, the time necessary to complete such review of a business combination or a decision by CFIUS to prohibit a business combination could prevent us from completing any business combination and may force the Company to liquidate and dissolve. In the event of liquidation, there will be no distribution with respect to our outstanding warrants. Accordingly, any warrants held by investors will expire worthless.

BACKGROUND

We are a blank check company incorporated on February 21, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On June 21, 2021, we consummated the IPO of 18,500,000 units (the “Units”), which included the partial exercise of the underwriter’s option to purchase up to an additional 1,000,000 Units at the IPO price to cover over-allotments. Each Unit consists of one Class A ordinary share, (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $185,000,000.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 4,950,000 Private Placement Warrants (including 133,333 Private Placement Warrants purchased in connection with the partial exercise of the underwriter’s over-allotment option) at a price of $1.50 per Private Placement Warrant, generating total proceeds of $7,425,000. The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Prior to the consummation of the IPO, on February 18, 2021, the Sponsor purchased an aggregate of 5,031,250 of our Class B ordinary shares (the “founder shares”), for an aggregate purchase price of $25,000. In March 2021, the Sponsor transferred 50,000 founder shares to each of the Company’s three independent directors. On June 24, 2021 as a result of the underwriter’s election to partially exercise their over-allotment option, 406,250 founder shares were forfeited, resulting in 4,625,000 shares outstanding.

A total of $185,000,000 from the proceeds we received from the IPO and the sale of the private placement warrants was placed in a segregated Trust Account located in the United States at UBS Financial Services Inc., with Continental Stock Transfer & Trust Company acting as trustee. The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations.

On June 15, 2022, the Company held an extraordinary general meeting (the “2022 Extraordinary General Meeting”) which amended the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate its initial Business Combination from June 21, 2022 (the “Original Termination Date”) to March 21, 2023. As part of the 2022 Extraordinary General Meeting, shareholders elected to redeem 11,093,735 Class A Ordinary Shares, resulting in redemption payments out of the Trust Account totaling $111,062,537, or approximately $10.01 per share which includes $125,817 of earnings in the Trust Account not previously withdrawn. In order to support the extension to consummate an initial Business Combination to March 21, 2023, the Sponsor agreed to deposit $244,407 into the Trust Account, which is an aggregate of $0.033 per Class A Ordinary Share for each month of the extension period up to and until October 21, 2022, pro-rated for partial months during the extension period, resulting in a maximum contribution of $977,627, or $0.132 per Class A Ordinary Share that was not redeemed in connection with the 2022 Extraordinary General Meeting. Contributions in the amount of $0.033 per Class A Ordinary Shares were funded on each of June, July, August and September 21, 2022.

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On October 21, 2022, the Company launched a fixed price tender offer (the “Tender Offer”) to purchase and redeem its Class A Ordinary Shares at a purchase price of $10.21 per Class A Ordinary Share, net to seller in cash and without interest upon the terms and subject to the conditions set forth in the Tender Offer. The Tender Offer expired on January 6, 2023. 4,101,830 or 55.38% of the outstanding Class A Ordinary Shares had been validly tendered and not withdrawn in the Tender Offer. Corner Growth accepted for purchase all of the Shares validly tendered and delivered in the Tender Offer for a total consideration of $41,879,684.30.

As of [•], 2024 there was approximately $[•] in investments held in the Trust Account and approximately $[•] of cash held outside the Trust Account.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements.

On the record date of the Extraordinary General Meeting, there were there were 6,485,214 ordinary shares outstanding, of which 1,860,214 were Public Shares, 4,475,000 were nonredeemable Class A ordinary shares and 150,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that hold 150,000 founder shares and 4,475,000 were nonredeemable Class A ordinary shares in the aggregate, that they intend to vote in favor of the Extension Amendment and the Redemption Limitation Amendment Proposal.

Our principal executive offices are located at 251 Lytton Avenue, Suite 200, Palo Alto, California 94301 and our telephone number is (650) 543-8180.

PROPOSAL 1 - THE EXTENSION PROPOSAL

The Extension Proposal

We are proposing to amend the Articles, as provided by the resolution in the form set forth in Annex A, to extend the date by which we have to consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Company is listed on The Nasdaq Capital Market (“Nasdaq”). Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be June 21, 2024 (the “Nasdaq Deadline”). The Articles provide that we have until March 21, 2024 to complete a business combination. Our Board currently believes that there will not be sufficient time to complete a business combination by March 21, 2024. Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles, as provided by the resolution in the form set forth in Annex A, to extend the date that we have to consummate a business combination. If the Extension Proposal is approved, the Company would have an additional 9 months and 10 days after the Original Termination Date to consummate a business combination which is a total of up to 42 months and 10 days (the “Extended Date”) to complete a business combination after the IPO. The Extension to the Extended Date would extend the Company’s life beyond the Nasdaq Deadline. As a result, the contemplated Extension does not comply with Nasdaq rules. We may be subject to suspension or delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension is implemented. For more information see “Risk Factors – The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

If the Extension Proposal is not approved and we do not consummate a business combination by March 21, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

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The Board’s Reasons for the Extension Proposal

Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before March 21, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of the then outstanding Public Shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination our Board believes current circumstances and negotiation warrant providing those who believe the Company might execute a potential business combination that is an attractive investment opportunity with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so. You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is Not Approved

Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by March 21, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Proposal is Approved

We will continue our efforts to complete an initial business combination by the Extended Date, or the Amended Termination Date, as applicable. Upon approval of the Extension Proposal, the Extension will become effective. We will remain a reporting company under the Exchange Act, and our units, Public Shares and warrants will remain publicly traded.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. We may determine in our discretion to instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

All public warrants will remain outstanding and will become exercisable for one Class A Ordinary Share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

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Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that:

i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.7 In the event that the Company does not consummate a Business Combination on or before 31 December 2024, or such earlier time that shall be determined by the Directors in their sole discretion, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.8 In the event that any amendment is made to this Article:

(a) that would modify the substance or timing of the Company’s obligation to:

(i) provide for the redemption of the Public Shares in connection with a Business Combination; or

(ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination on or before 31 December 2024, or such earlier time that shall be determined by the Directors in their sole discretion; or

(b) with respect to any other provision relating to the rights of holders of the Class A Shares; each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

iii) Article 49.10 of the Articles of Association of the Company be deleted in its entirety and replaced with the following new Article 49.10:

“49.10 Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time the Company has to consummate a business combination beyond 31 December 2024 or (y) amend this Article 49.10.”

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Vote Required for Approval

The Extension Proposal must be approved as a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE EXTENSION PROPOSAL.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Redemption Limitation Amendment Proposal asks shareholders to approve an amendment to the Articles as provided by the second resolution in the form set forth in Annex A of this Proxy Statement, by way of special resolution, to eliminate from the Articles the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes the opportunity to consummate the Business Combination is in the best interests of the Company and its shareholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Business Combination, however, we may be subject to suspension or delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension is implemented, and accordingly, would not be listed on a national securities exchange. For more information see “Risk Factors – The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.” If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal Is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved, our Articles will be amended pursuant to the second resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

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Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, as a special resolution:

i)     Article 49.5 of the Articles of Association of the Company be deleted in its entirety and replaced with the following new Article 49.5:

“49.5 Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”

ii)            Article 49.2 of the Articles of Association of the Company be deleted in its entirety and replaced with the following new Article 49.2:

“49.2 Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

iii)            Article 49.4 of the Articles of Association of the Company be deleted in its entirety and replaced with the following new Article 49.4:

“49.4 At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL 3 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Redemption Limitation Amendment Proposal. In no event will our Board adjourn the Extraordinary General Meeting beyond March 21, 2024.

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Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that, in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting of the Members to approve the Extension Proposal or the Redemption Limitation Amendment Proposal presented at the Extraordinary General Meeting, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.”

Vote Required for Approval

The approval of the Adjournment Proposal requires a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person online on the Adjournment Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

IF PRESENTED, OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of our shareholders will be held in person and virtually at [•] p.m. Eastern Time on [•], 2024, at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York 10036, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. If you plan on attending in person please email cgacmeeting@duanemorris.com at least one day prior to the Extraordinary General Meeting. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 1037346#

Extraordinary General Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/cgac2/2024

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on February [•], 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

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On the record date of the Extraordinary General Meeting, there were there were 6,485,214 ordinary shares outstanding, of which 1,860,214 were Public Shares, 4,475,000 were nonredeemable Class A ordinary shares and 150,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal and the Redemption Limitation Amendment Proposal, and we have been informed by our Sponsor and independent directors that hold 150,000 founder shares and 4,475,000 were nonredeemable Class A ordinary shares in the aggregate, that they intend to vote in favor of the Extension Amendment, that they intend to vote in favor of the Extension Proposal and the Redemption Limitation Amendment Proposal.

If you do not want the Extension Proposal or the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of the ordinary shares. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerages, please call (203) 658-9400
Email: TRON.info@investor.morrowsodali.com

Required Vote

The approval of the Extension Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

If the Extension Proposal is not approved and we do not consummate a business combination by March 21, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and the Redemption Limitation Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal and the Redemption Limitation Amendment Proposal. None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

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Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•	If we do not consummate a business combination by March 21, 2024, which is 33 months from the closing of our IPO, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. In such event, the founder shares, all of which are owned by our Sponsor and independent directors, would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.

•	In addition, simultaneously with the consummation of the IPO, the Company consummated the private placement of 4,950,000 private placement warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $7,425,000. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate a business combination by March 21, 2024, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, then a portion of the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless.

•	Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•	If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Redemption Rights

Each of our public shareholders who (a) holds Class A Ordinary Shares or (b) hold Class A Ordinary Shares as part of Units and elect to separate such Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares may submit an election that such public shareholder elects to redeem all or a portion of his Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2024, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

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Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A Ordinary Shares and Public Warrants in order to exercise redemption rights with respect to the Class A Ordinary Shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind Email: mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on [•], 2024, two business days before the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of February [•], 2024 which was $[•], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on [•], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING
REDEMPTION RIGHTS

The following discussion is a summary of certain U.S. federal income tax considerations generally applicable to Redeeming U.S. Holders (as defined below) in connection with an Election. This discussion is limited to certain U.S. federal income tax considerations to Redeeming U.S. Holders that hold our Class A Ordinary Shares as a “capital asset” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a Redeeming U.S. Holder in connection with an Election, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

•	our Sponsor, founders, officers or directors;

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws. We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

As used herein, a “Redeeming U.S. Holder” is a beneficial owner of our Class A Ordinary Shares that hold its Class A Ordinary Shares as a capital asset for U.S. federal income tax purposes and elects to have such Class A Ordinary Shares redeemed for cash pursuant to the exercise of redemption rights through an Election and is for U.S. federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (B) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a United States person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

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THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH EXERCISING REDEMPTION RIGHTS AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER OF CLASS A ORDINARY SHARES IS URGED TO CONSULT ITS OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS AND ANY APPLICABLE TAX TREATY.

Tax Consequences for Redeeming U.S. Holders Exercising Redemption Rights Pursuant to an Election

Redemption as Sale of Class A Ordinary Shares or Corporate Distribution

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the section entitled “- Passive Foreign Investment Company Rules”, the U.S. federal income tax consequences of a redemption pursuant to an Election to a Redeeming U.S. Holder will depend, in part, on whether such redemption qualifies as a sale of the redeemed Class A Ordinary Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption by us qualifies as a sale of Class A Ordinary Shares, the Redeeming U.S. Holder will be treated as described below under the section entitled “Sale of Class A Ordinary Shares”. If the redemption by us does not qualify as a sale of Class A Ordinary Shares, the Redeeming U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “- Corporate Distribution.” Whether a redemption by us qualifies for sale treatment will depend largely on the total number of our shares treated as held by the Redeeming U.S. Holder (including any shares constructively owned by the Redeeming U.S. Holder described in the following paragraph) relative to all of our shares outstanding both before and after such redemption. The redemption by us of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the Redeeming U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the Redeeming U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only our shares actually owned by the Redeeming U.S. Holder, but also our shares that are constructively owned by it. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of our warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption of Redeeming Class A Ordinary Shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption. Prior to our initial business combination, the Class A Ordinary Shares may not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of our shares actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the Redeeming U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend with respect to a Redeeming U.S. Holder if it results in a “meaningful reduction” of the Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A Redeeming U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects to such Redeeming U.S. Holder will be as described under “- Corporate Distribution” below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Class A Ordinary Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

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Corporate Distribution

Subject to the PFIC rules discussed below under “- Passive Foreign Investment Company Rules”, a Redeeming U.S. Holder generally will be required to include in gross income as dividends the amount of any such corporate distribution to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce the Redeeming U.S. Holder’s basis in its Class A Ordinary Shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A Ordinary Shares (see “Sale of Class A Ordinary Shares” above).

With respect to non-corporate Redeeming U.S. Holders, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “Sale of Class A Ordinary Shares” above) only if our Class A Ordinary Shares are readily tradable on an established securities market in the United States, we are not treated as a PFIC at the time the dividend is paid or in any previous year and provided certain holding period and other requirements are met. Because we believe it is likely we have been considered a PFIC for our tax year ended on December 31, 2022 and for our current tax year ending December 31, 2023, dividends paid to Redeeming U.S. Holders with respect to our Class A Ordinary Shares may not constitute “qualified dividends” that would be taxable at a reduced rate. Redeeming U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A Ordinary Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) a Redeeming U.S. Holder’s adjusted tax basis in our Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Ordinary Shares and will be treated as described below under the section entitled “Sale of Class A Ordinary Shares.”

Sale of Class A Ordinary Shares

Subject to the PFIC rules discussed below, a Redeeming U.S. Holder generally will recognize capital gain or loss on such sale of our Class A Ordinary Shares. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such Class A Ordinary Shares exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A Ordinary Shares described in this proxy statement may suspend the running of the applicable holding period for this purpose

The amount of gain or loss recognized on such sale generally will be equal to the difference between (i) the sum of the amount of cash received in the sale and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares so sold. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. For purposes of these rules, interest income earned by us would be considered to be passive income and cash held by us would be considered to be a passive asset.

Because we are a blank check company with no current active business, based upon the composition of our income and assets, and upon a review of our financial statements, we believe that it is likely we were a PFIC for our initial taxable year ended December 31, 2020, and our taxable year ended on December 31, 2022 and will likely be a PFIC for our current taxable year.

Accordingly, a Redeeming U.S. Holder (provided, in the case of an Election, it does not make in respect of our Class A Ordinary Shares (i) a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A Ordinary Shares or (ii) a timely “mark to market” election, in each case, as described below) generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Class A Ordinary Shares, which would include a redemption pursuant to an Election, if such redemption is treated as a sale under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution”; and

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•	any “excess distribution” made to the Redeeming U.S. Holder on account of its Class A Ordinary Shares (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Class A Ordinary Shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Class A Ordinary Shares), which may include a redemption pursuant to an Election to the extent such redemption is treated as a corporate distribution under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution.”

Under these special rules:

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for its Class A Ordinary Shares;

•	the amount of gain allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or, with respect to Class A Ordinary Shares, received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount of gain allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder with respect to the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and any other required information (if any) as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding.

Proceeds from the redemption of our Class A Ordinary Shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a Redeeming U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Certain holders of our Class A Ordinary Shares who are not Redeeming U.S. Holders generally will eliminate the requirement for information reporting and backup withholding by providing certification of their respective foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon a holder’s particular situation. Holders are urged to consult their tax advisors with respect to the tax consequences to them of the acquisition, ownership and disposition of our Class A Ordinary Shares, including the tax consequences under state, local, estate, foreign and other tax laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of February [•], 2024 held by:

•	each person known by Corner Growth to be the beneficial owner of more than 5% of any class of Corner Growth’s outstanding ordinary shares;

•	each of Corner Growth’s executive officers and directors that beneficially owns Corner Growth’s ordinary shares;

•	all Corner Growth’s executive officers and directors as a group;

As of the record date, there were a total of 6,485,214 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of February [•], 2024.

In the table below, percentage ownership is based on 6,335,214 Class A Ordinary Shares (which includes Class A Ordinary Shares that are underlying the units) and 150,000 Class B ordinary shares outstanding as of February [•], 2024. Voting power represents the combined voting power of Class A Ordinary Shares and Class B ordinary shares owned beneficially by such person. All of the Class B ordinary shares are convertible into Class A Ordinary Shares on a one-for-one basis, as described herein. The table below does not include the Class A Ordinary Shares underlying the private placement warrants held by Corner Growth’s sponsor because these securities are not exercisable within 60 days of February [•], 2024.

	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
CGA Sponsor2, LLC (our sponsor)(2)(3)	-	*	4,475,000	-	70.6%
John Cadeddu(2)(3)	-	*	4,475,000	-	70.6%
Marvin Tien(2)(3)	-	*	4,475,000	-	70.6%
Jane Mathieu	-	-	-	-	-
Jerry Letter	-	-	-	-	-
David Kutcher	-	-	-	-	-
Kevin Tanaka	-	-	-	-	-
Alexandre Balkanski	50,000	33.33%	-	-	*
John Mulkey	50,000	33.33%	-	-	*
Jason Park	50,000	33.33%	-	-	*
All officers and directors as a group (9 individuals)	150,000	100.0%	-	-

* Less than one percent.

(1) Unless otherwise noted, the business address of each of our shareholders is 251 Lytton Avenue, Suite 200, Palo Alto, California 94301.

(2) Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A Ordinary Shares at the time of our initial business combination or earlier at the option of the holders thereof pursuant to the terms of our amended and restated memorandum and articles of incorporation.

(3) The shares reported above are held in the name of our sponsor. Our sponsor is controlled by John Cadeddu and Marvin Tien.

Corner Growth’s sponsor, officers and directors are deemed to be our “promoter” as such term is defined under the federal securities laws.

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HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 251 Lytton Avenue, Suite 200, Palo Alto, California 94301, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, our corporate website at https://www.schealthcorp.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerages, please call (203) 658-9400
Email: TRON.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 251 Lytton Avenue, Suite 200, Palo Alto, California 94301.

If you are a shareholder of the Company and would like to request documents, please do so by [•], 2024, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
CORNER GROWTH ACQUISITION CORP. 2

RESOLVED, as a special resolution, that:

i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.7 In the event that the Company does not consummate a Business Combination on or before 31 December 2024, or such earlier time that shall be determined by the Directors in their sole discretion, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.8 In the event that any amendment is made to this Article:

(a) that would modify the substance or timing of the Company’s obligation to:

(i) provide for the redemption of the Public Shares in connection with a Business Combination; or

(ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination on or before 31 December 2024, or such earlier time that shall be determined by the Directors in their sole discretion; or

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(b) with respect to any other provision relating to the rights of holders of the Class A Shares;

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

iii) Article 49.10 of the Articles of Association of the Company be deleted in its entirety and replaced with the following new Article 49.10:

“49.10 Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time the Company has to consummate a business combination beyond 31 December 2024 or (y) amend this Article 49.10.”

RESOLVED, as a special resolution:

i) Article 49.5 of the Articles of Association of the Company be deleted in its entirety and replaced with the following new Article 49.5:

“49.5 Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

ii) Article 49.2 of the Articles of Association of the Company be deleted in its entirety and replaced with the following new Article 49.2:

“49.2 Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

iii) Article 49.4 of the Articles of Association of the Company be deleted in its entirety and replaced with the following new Article 49.4:

“49.4 At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

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CORNER GROWTH ACQUISITION CORP 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

[•], 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Proposal, hereby acknowledges receipt of the notice and Proxy Statement, dated [•], 2024, in connection with the Extraordinary General Meeting to be held virtually and in person at [•] p.m. Eastern Time on [•], 2024, at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York 10036, for the sole purpose of considering and voting upon the following proposals, and hereby appoints [•] and [•], and each of them (with full power to act alone), or failing them, the duly appointed chairman of the Extraordinary General Meeting, as the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Corner Growth Acquisition Corp. 2 (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at [•] p.m. Eastern Time on [•], 2024:

This notice of extraordinary general meeting and the accompanying Proxy Statement are available at [•].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE	☒

“FOR” PROPOSAL 1 AND PROPOSAL 2	Please mark votes as indicated in this example

Proposal 1—Extension Proposal	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below: ☐
To amend the Company’s amended and restated memorandum and articles of association, as amended (the “Articles”) to extend the date that the Company has to consummate a business combination from March 21, 2024 to December 31, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors in its sole discretion.	☐	☐	☐

Proposal 2—Redemption Limitation Amendment Proposal

To amend the Articles to eliminate from the Articles the limitation that the Company shall not redeem Public Shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001.

	☐	☐	☐

Proposal 3—Adjournment Proposal

To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	☐	☐	☐
Date: , 2024

Signature Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL NOT COUNT TOWARDS THE QUORUM REQUIREMENT FOR THE EXTRAORDINARY GENERAL MEETING AND YOUR ORDINARY SHARES WILL NOT BE VOTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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